Significant transactions	3 Months Ended
Jan. 31, 2019
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Significant transactions

Note 3.    Significant transactions

Finalization of arrangement with Air Canada

Following the close of Air Canada’s acquisition of the Aeroplan loyalty business from Aimia Inc. on January 10, 2019, we will be offering credit cards under Air Canada’s new loyalty program, which is expected to launch in 2020. This program will allow CIBC’s Aeroplan cardholders to transfer their Aeroplan Miles to Air Canada’s new loyalty program.

To secure our participation in Air Canada’s new loyalty program for a period of 10 years, we paid Air Canada $200 million plus applicable sales tax, which we recognized as an expense in the current quarter. In addition, we made a payment of $92 million plus applicable sales tax as a prepayment to be applied towards future monthly payments in respect of Aeroplan Miles over a 10-year period.